UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-02992

Exact name of registrant as specified in charter:	Dryden National Municipals Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2004

Date of reporting period:	12/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden National Municipals Fund, Inc.

DECEMBER 31, 2004	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

High level of current income exempt from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

February 14, 2005

We hope that you find the annual report for the Dryden National Municipals Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Dryden National Municipals Fund, Inc.

Dryden National Municipals Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden National Municipals Fund, Inc. (the Fund) is to seek a high level of current income exempt from federal income taxes. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.0% (Class A shares).

Cumulative Total Returns[1] as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	4.11%	37.89%	84.49% (84.13)	156.51% (156.01)
Class B	3.85	36.26	78.94 (78.59)	507.74 (506.55)
Class C	3.59	34.58	74.58 (74.24)	70.00 (69.66)
Class Z	4.37	39.62	N/A	33.73
Lehman Brothers Municipal Bond Index[3]	4.48	41.60	97.78	***
Lipper General Municipal Debt Funds Avg.[4]	3.70	35.59	80.45	****

Average Annual Total Returns[1] as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–0.05%	5.77%	5.88% (5.86)	6.22% (6.20)
Class B	–1.09	6.23	5.99 (5.97)	7.58
Class C	2.60	6.12	5.73 (5.71)	5.22 (5.20)
Class Z	4.37	6.90	N/A	5.01
Lehman Brothers Municipal Bond Index[3]	4.48	7.20	7.06	***
Lipper General Municipal Debt Funds Avg.[4]	3.70	6.27	6.06	****

Distributions and Yields[1] as of 12/31/04
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.81	3.21%	4.79%	4.94%
Class B	$0.77	3.09	4.62	4.76
Class C	$0.73	2.84	4.24	4.37
Class Z	$0.85	3.59	5.36	5.52

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.0%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

2Inception dates: Class A, 1/22/90; Class B, 4/25/80; Class C, 8/1/94; and Class Z, 1/22/99.

3The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

4The Lipper General Municipal Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in municipal debt issues in the top four credit ratings. Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

5Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

***Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total returns are 177.01% for Class A, 587.54% for Class B, 92.75% for Class C, and 37.05% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total returns are 7.07% for Class A, 8.13% for Class B, 6.50% for Class C, and 5.47% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns are 153.93% for Class A, 569.86% for Class B, 75.45% for Class C, and 28.15% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 6.43% for Class A, 7.97% for Class B, 5.53% for Class C, and 4.27% for Class Z.

Dryden National Municipals Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 12/31/04
Mercer Cnty. Poll. Cntrl. Rev., 7.20% 06/30/13	2.0%
California St. G.O., 5.25% 02/01/27	1.9
Houston Utility Sys. Rev., 5.25% 05/15/21	1.8
Metro. Pier & Expo. Auth., 5.25% 06/15/42	1.6
King Cnty., G.O., Ser. B, 5.85% 12/01/07	1.4

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/04
Aaa	52.3%
Aa	12.2
A	13.3
Baa	16.1
Ba	0.5
B	0.8
Not Rated	4.0
Total Investments	99.2
Other assets in excess of liabilities	0.8
Net Assets	100.0

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s. Credit Quality is subject to change.

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Investment Adviser’s Report

Prudential Investment Management, Inc.

Municipal bonds prevail amid volatile market conditions

Prices of municipal bonds swung widely in 2004 as improving economic conditions in the United States fueled anticipation that the Federal Reserve (the Fed) would repeatedly increase short-term interest rates. Longer-term municipal bond prices rallied for much of the first quarter of 2004, declined sharply in the second quarter, but then gradually regained almost all of the ground they had lost over the remainder of the year. For 2004, municipal bonds provided a total return of 4.48%, based on the Lehman Brothers Municipal Bond Index (the Index). The Fund’s four share classes posted cumulative total returns that lagged the Index in 2004, although it should be noted that the Index does not include the effect of mutual fund operating expenses. The Fund’s Class A, Class B, and Class Z shares posted cumulative total returns for the year that exceeded the Lipper Average, but the cumulative total return of the Class C shares trailed the Lipper Average.

Challenging first half in the municipal bond market

Municipal bond prices mostly gained in the first quarter of 2004 as the Fed initially left short-term rates at historically low levels to support an economic recovery that was creating fewer jobs than expected. However, government figures released in early April, May, and June 2004 showed that the job market had finally begun to improve. These figures, along with a pickup in inflation, caused financial markets to speculate that the Fed would soon begin to raise short-term rates to reduce the monetary stimulus in the economy. Anticipation of higher short-term rates pushed municipal bond yields higher, which caused municipal bond prices to fall, as bond prices move in the opposite direction of yields (interest rates).

Shift in our investment discipline

We initiated a shift in our investment discipline in late March 2004 that had an impact on the Fund’s duration, a measure of its sensitivity to changes in interest rates. In managing the Fund’s duration, we previously focused more on the durations of funds in its Lipper peer group. However, in the volatile trading environment, our efforts to match the changes in the peer group durations were sometimes unsuccessful. Therefore we began implementing a strategy that positions the Fund’s duration more in line with its benchmark, the Index. To that end we lengthened the Fund’s duration in late March 2004. This lengthening of duration as rates began to rise initially detracted from the Fund’s returns because it made the Fund more sensitive to the rise in interest rates. However, over the balance of the year, long-term interest rates declined substantially. The drop in long-term interest rates (and consequent rise in municipal bond prices), combined with the incremental yield provided by longer-term municipal bonds, benefited the Fund on a net basis.

Dryden National Municipals Fund, Inc.	5

Investment Adviser’s Report (continued)

Fed increased short-term rates at a “measured” pace

The gain in municipal bond prices during the second half of 2004 reflected economic conditions that were more favorable to bonds. Job growth was uneven and inflation surprisingly mild despite sharply higher oil prices. These were welcome developments for bonds, particularly as inflation erodes the value of their fixed interest payments. Fixed income markets were also reassured to some extent by Fed policymakers’ repeatedly stated intention to raise short-term rates at a “measured” pace rather than in an aggressive fashion. Indeed, the target for the federal funds rate—the rate banks charge each other on overnight loans—was increased by a quarter percentage point five times in 2004. The combined moves lifted it from 1.00% to 2.25%, a level that is still low.

Fine-tuning our coupon barbell strategy

We continued to maintain a barbell strategy in the Fund that essentially focused on two types of municipal bond coupons. One side of our barbell emphasized AAA-rated, long-term zero coupon bonds that provided potential for strong price appreciation. Zero coupon bonds are debt securities that pay no interest income and are sold at deeply discounted prices to compensate for their lack of periodic interest payments. They are the most interest-rate-sensitive of all bonds, and perform better than other debt securities when falling rates push bond prices higher. The other side of our barbell emphasized bonds in the 15-year maturity sector that were priced at a premium to par because of their above-market coupon rates.

During the year we periodically bought and sold zero coupon bonds in an effort to take advantage of investment opportunities created by the volatile conditions in the tax-exempt market. In addition, we purchased more municipal bonds in the 15-year maturity category, as well as municipal bonds in the 30-year range.

Strategic exposure to tobacco-related municipal bonds

The Fund continued to participate in tobacco-related municipal bonds on an opportunistic basis. This means we purchased them when we believed their yields adequately compensated the Fund for the risk of owning them with the intention of selling them when they were no longer attractive on a relative basis. Earlier in the year we purchased (at depressed prices) tobacco-related bonds backed solely by payments of tobacco companies to state governments under the Master Settlement Agreement. The bonds improved in value during the fourth quarter of 2004 as investors purchased them for their attractive yields. There was also speculation in the financial markets that the legal situation of the four major tobacco companies had improved to some extent. (The firms remained embroiled in lawsuits with the U.S. government and private entities related to charges that they encouraged smoking among underage customers.)

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Multifamily housing bonds detracted from Fund returns

Although the Fund had a lower exposure to municipal bonds in the multifamily housing sector than the Index, this exposure detracted from its returns. Multifamily projects are frequently plagued by volatile occupancy rates. This concern weighed heavily on the value of Panhandle Texas Regional Housing Finance Corp. multifamily bonds that were held by the Fund in 2004.

Exposure to hospital bonds was positive for the Fund

On the other hand, the Fund had a larger exposure to the hospital bond sector than the Index. This benefited the Fund as hospital bonds were one of the best-performing sectors in the tax-exempt market in 2004. For example, the Fund held bonds of Cuyahoga County Ohio Hospital for the Canton Inc. Project. They rallied as investors sought hospital bonds for their relatively attractive yields. Credit-quality trends in the hospital sector were pretty stable in 2004, providing further encouragement to invest in the bonds.

Dryden National Municipals Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2004, at the beginning of the period, and held through the six-month period ended December 31, 2004.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), Section 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. Section 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not

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be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden National Municipals Fund, Inc.		Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,049	0.86%	$4.43
	Hypothetical	$1,000	$1,021	0.86%	$4.37

Class B	Actual	$1,000	$1,048	1.11%	$5.71
	Hypothetical	$1,000	$1,020	1.11%	$5.64

Class C	Actual	$1,000	$1,046	1.36%	$6.99
	Hypothetical	$1,000	$1,018	1.36%	$6.90

Class Z	Actual	$1,000	$1,050	0.61%	$3.14
	Hypothetical	$1,000	$1,022	0.61%	$3.10

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2004 (to reflect the six-month period).

Dryden National Municipals Fund, Inc.	9

This Page Intentionally Left Blank

Portfolio of Investments

as of December 31, 2004

Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 96.1%

Alaska 0.5%
Northern Tobacco Securitization Corp. Rev., Asset Bkd. Bonds	Baa3	6.50%	6/01/31	$3,000		$2,922,300

Arizona 1.2%
Pima Cnty. Ind. Dev. Auth. Rev., F.S.A.	Aaa	7.25	7/15/10	1,225		1,282,820
Pima Cnty. Uni. Sch. Dist., G.O., F.G.I.C.	Aaa	7.50	7/01/10	3,000	(e)	3,672,990
Tucson Cnty., G.O., Ser. A	Aa3	7.375	7/01/12	1,100		1,382,348

						6,338,158

Arkansas 0.3%
Univ. Arkansas Univ. Rev., Constr. Uams Campus, Ser. B, M.B.I.A.	Aaa	5.00	11/01/34	1,500		1,542,150

California 9.5%
Anaheim Pub. Fin. Auth. Lease Rev.,
Ser. 641A, F.S.A., R.I.T.E.S.	NR	6.00	9/01/16	2,210		3,524,265
Ser. 641B, F.S.A., R.I.T.E.S.	NR	6.00	9/01/24	1,815		2,947,233
California St. Pub. Wks. Brd. Lease Rev.,
Dept. of Mental Hlth. Coalinga, Ser. A	Baa1	5.50	6/01/19	2,000		2,221,800
Dept. of Mental Hlth. Coalinga, Ser. A	Baa1	5.50	6/01/20	2,000		2,213,540
Dept. of Mental Hlth. Coalinga, Ser. A	Baa1	5.50	6/01/22	2,000		2,193,900
California St., G.O., M.B.I.A.	Aaa	5.25	2/01/27	9,900		10,536,075
California Statewide Cmntys. Dev. Auth. Rev., Kaiser Permanente, Ser. G	A(d)	2.30(c)	4/01/34	2,850		2,820,531
Central California Joint Pwrs. Hlth. Fin. Auth., C.O.P.,
Cmnty. Hosps. of Central Calfornia	Baa2	4.75	2/01/08	1,115		1,155,764
Cmnty. Hosps. of Central Calfornia	Baa2	4.75	2/01/09	1,165		1,212,858
Cmnty. Hosps. of Central Calfornia	Baa2	4.75	2/01/10	1,210		1,257,650

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	11

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Folsom Cordova Uni. Sch. Dist. Sch. Facs. Impvt. Dist. No. 2, Ser A. C.A.B.S., M.B.I.A.	Aaa	Zero	10/01/21	$60	$26,800
Foothill / Eastern Corridor Agcy. Toll Rd. Rev., M.B.I.A.	Aaa	5.375%	1/15/15	2,500	2,754,050
Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev., Asset Bkd., Ser. B.,	Baa1	5.75	6/01/22	2,500	2,651,450
Los Angeles California Dept. Wtr. & Pwr. Wtr. Wks. Rev., Ser. A, F.G.I.C.	Aaa	5.125	7/01/40	3,000	3,072,180
Los Angeles Cmnty. Redev. Agcy. Fin. Auth. Rev., Bunker Hill Proj., Ser. A, F.S.A.	Aaa	5.00	12/01/22	4,500	4,793,130
Los Angeles Harbor Dept. Rev., Ser. B, A.M.T.	Aa2	5.375	11/01/23	2,000	2,090,160
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., A.M.B.A.C.	Aaa	Zero	8/01/25	2,000	703,080
San Joaquin Hills Trans. Corridor Agcy. Toll Rd. Rev., Ser. A, C.A.B.S., M.B.I.A.	Aaa	Zero	1/15/36	11,000	2,088,570
Santa Margarita Dana Point Auth. Rev., Impvt. Dists. 3, 4, Ser. B, M.B.I.A.	Aaa	7.25	8/01/14	2,000	2,588,660
West Contra Costa Sch. Dist., Rfdg., C.O.P.	Baa3	7.125	1/01/24	1,600	1,637,072

					52,488,768

Colorado 2.2%
Adams & Arapahoe Cntys. Joint Sch. Dist. No. 28J Aurora, Ser. A, G.O., F.S.A.	Aaa	5.25	12/01/20	2,000	2,193,020
Arapahoe Cnty., Sch. Dist., No. 005, Cherry Creek	Aa2	5.50	12/15/19	1,885	2,090,389
Boulder Cnty. Sales & Use Tax Rev., Ser. A, F.G.I.C.	Aaa	6.00	12/15/17	3,970	4,542,911
Colorado Hsg. Fin. Auth. Sngl. Fam. Proj.,
Ser. A-2, A.M.T.	Aa2	7.25	5/01/27	229	231,729
Ser. A-2, A.M.T.	Aa2	6.875	11/01/28	475	480,078
Ser. B-1, A.M.T.	Aa2	7.90	12/01/25	35	35,239

See Notes to Financial Statements.

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Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Ser. C-1, A.M.T., M.B.I.A.	Aaa	7.65%	12/01/25	$115		$118,753
Ser. C-2, A.M.T., F.H.A.	Aa2	5.90	8/01/23	1,170		1,186,871
Ser. C-2, A.M.T., F.H.A.	Aa2	7.05	4/01/31	1,070		1,096,804
Westminster Sales & Use Tax Ref. Rev., Str. Proj., Ser. A	AA(d)	5.60	12/01/16	400		440,836

						12,416,630

Connecticut 0.8%
Connecticut St. Spec. Tax Oblig. Rev., Trans. Infrastructure, Ser. A	AAA(d)	7.125	6/01/10	1,000	(b)	1,189,890
Connecticut St., Rite-1060 R Ser. C, G.O.	AAA(d)	5.00	11/15/09	2,855		3,264,521

						4,454,411

District of Columbia 0.4%
Dist. of Columbia Rev., George Washington Univ., Ser. A, M.B.I.A.	Aaa	5.125	9/15/31	2,040		2,095,733

Florida 4.9%
Broward Cnty. Res. Recov. Rev. Rfdg., Wheelabrator, Ser. A	A3	5.50	12/01/08	5,000		5,456,600
Florida St. Brd. of Ed., G.O.	Aa2	9.125	6/01/14	1,260		1,693,642
Florida St. Corr. Privatization Comn. Certs. Part. Rev.,
Ser. A, A.M.B.A.C.	Aaa	5.00	8/01/14	3,520		3,885,693
Ser. A, A.M.B.A.C.	Aaa	5.00	8/01/15	3,690		4,045,273
Jacksonville Elec. Auth. Rev., Elec. Sys., Ser. 3-A	Aa2	5.20	10/01/33	1,000		1,000,380
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt. Hub, Ser. C, F.G.I.C.	Aaa	5.00	10/01/10	3,040		3,336,886
Palm Beach Cnty. Sch. Brd.,
Ser. A, C.O.P., F.G.I.C.	Aaa	5.00	8/01/22	1,350		1,432,256
Ser. A, C.O.P., F.G.I.C.	Aaa	5.00	8/01/23	2,555		2,698,284
Reunion West Cmnty. Dev. Dist. Spec. Assmt.,	NR	6.25	5/01/36	1,000		1,031,970
Volusia Cnty. Sch. Brd. Salestax Rev., F.S.A.	Aaa	5.00	10/01/08	2,385		2,597,074

						27,178,058

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	13

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Georgia 0.3%
Forsyth Cnty. Sch. Dist. Dev. Rev.	Aa2	6.75%	7/01/16	$500	$623,955
Fulton Cnty. Sch. Dist. Rev.	Aa2	6.375	5/01/17	750	931,575

					1,555,530

Hawaii 0.4%
Hawaii St., Ser. DD, G.O., M.B.I.A.	Aaa	5.25	5/01/24	2,000	2,170,300

Illinois 6.9%
Alton Illinois Hosp. Fac. Rev., St. Anthonys Hlth. Ctr.	BB+(d)	6.00	9/01/10	1,975	1,970,122
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., 3rd Lein, Ser. B-1, X.L.C.A.	Aaa	5.25	1/01/34	1,975	2,068,733
Chicago Sngl. Fam. Mtge. Rev., Ser. A, A.M.T., F.N.M.A., G.N.M.A.	AAA(d)	7.15	9/01/31	385	387,141
Chicago, G.O., F.G.I.C.	Aaa	5.25	1/01/28	3,625	3,809,186
Eastern Illinois Univ. Rev., Auxilary Facs. Sys., A.M.B.A.C.	Aaa	5.625	4/01/18	1,800	1,950,480
Gilberts Spec. Svc. Area No. 9 Spec. Tax, Big Timber Proj.	NR	7.75	3/01/27	2,000	2,200,840
Illinois Edl. Facs. Auth. Student Hsg. Rev., Edl. Advancement Fd., Univ. Ctr. Proj.	Baa2	6.00	5/01/22	1,500	1,602,135
Illinois Fin. Auth. Rev., Northwestern Mem. Hosp., Ser. A	Aa2	5.25	8/15/34	5,000	5,121,900
McLean & Woodford Cntys. Cmnty. Unit Sch. Dist. No. 005, G.O., F.S.A.	Aaa	5.625	12/01/17	4,000	4,531,160
Metro. Pier & Expo. Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, M.B.I.A.	Aaa	5.25	6/15/42	8,500	8,917,435
Schaumburg, Ser. B, F.G.I.C.	Aaa	5.00	12/01/38	5,500	5,607,525

					38,166,657

Kansas 1.5%
Sedgwick & Shwnee Cnty. Sngl. Fam. Rev.,
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	3.00	12/01/27	2,500	2,691,875
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.75	6/01/27	2,715	2,912,435
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	3.00	12/01/27	2,500	2,693,525

					8,297,835

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Louisiana 1.2%
Orleans Parish Sch. Brd., E.T.M., M.B.I.A.	AAA(d)	8.90%	2/01/07	$5,780		$6,547,064

Maryland 1.9%
Baltimore, Econ. Dev. Lease Rev., Armistead Partnership, Ser. A	A(d)	7.00	8/01/11	835		844,987
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Univ. Maryland Med. Sys.	A3	6.75	7/01/30	5,000		5,644,400
Northeast Wste. Disp. Auth. Rev., Baltimore City Sludge Corp. Proj.	NR	7.25	7/01/07	1,683	(e)	1,782,650
Montgomery Cnty. Res. Rec. Proj., Ser. A, A.M.T.	A2	6.00	7/01/07	1,000	(e)	1,066,510
Takoma Park Hosp. Facs. Rev., Washington Adventist Hosp., E.T.M., F.S.A.	Aaa	6.50	9/01/12	1,000		1,174,330

						10,512,877

Massachusetts 4.2%
Boston Ind. Dev. Fin. Auth. Swr. Fac. Rev., Harbor Elec. Engy. Co. Proj., A.M.T.	Aa3	7.375	5/15/15	1,295		1,299,856
Mass. St. Dev. Fin. Agcy. Rev., Concord Assabet Fam. Svcs.	Ba2	6.00	11/01/28	640	(e)	620,237
Mass. St. Hlth. & Edl. Facs. Auth. Rev., Caritas Christi Oblig., Ser. B	Baa3	6.75	7/01/16	3,590		4,016,851
Harvard Univ., Ser. W	Aaa	6.00	7/01/10	500	(b)	581,990
Simmons Coll., Ser. D., A.M.B.A.C.	Aaa	6.05	10/01/10	1,000	(b)	1,169,510
Univ. Mass. Pro., Ser. A, F.G.I.C.	Aaa	5.875	10/01/29	500		565,710
Valley Reg. Hlth. Sys., Ser. C	AAA(d)	7.00	7/01/10	825		981,502
Mass. St. Ind. Fin. Agcy. Bradford Coll.	NR	5.625	11/01/28	1,000	(e)(f)(g)	280,000
Mass. St. Wtr. Poll. Abatement Trust,
Pool Prog., Ser. 6	Aaa	5.625	8/01/10	2,760	(b)	3,165,003
Pool Prog., Ser. 6, Unfdg.	Aaa	5.625	8/01/17	110		123,291
Pool Prog., Ser. 9	Aaa	5.25	8/01/33	2,500		2,646,775
Mass. St. Wtr. Res. Auth. Rev.,
Ser. B, M.B.I.A.	Aaa	6.25	12/01/11	500		592,505
Ser. D, M.B.I.A.	Aaa	6.00	8/01/13	500		590,870

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	15

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Mass. St.,
Cons. Ln., Ser. C, G.O.	Aa2	5.25%	11/01/12	$1,425	(b)	$1,594,490
Ser. C, G.O., F.G.I.C.	Aaa	6.00	8/01/09	1,250		1,421,075
Massachusetts St. Spec. Spl., Rev., Cons. Ln., Ser. A, F.S.A.	Aaa	5.50	6/01/21	2,000		2,316,440
Rail Connections Inc. Rev., Rte. 128, Ser. B, A.C.A.	AAA(d)	Zero	7/01/09	2,500	(b)	1,031,675

						22,997,780

Michigan 2.8%
Harper Creek Cmnty. Sch. Dist., G.O.	Aa1	5.50	5/01/17	1,500		1,669,920
Michigan Mun. Bond Auth. Rev., Drinking Wtr. St. Revolving Fd.	Aaa	5.25	10/01/15	2,000		2,254,300
Michigan St. Bldg. Auth. Rev.,
Facs. Prog., Ser II	Aa2	5.50	10/15/07	3,000	(b)	3,285,060
Rfdg. Facs. Prog., Ser III	Aa2	5.375	10/15/22	3,750		4,114,612
Okemos Pub. Sch. Dist.,
M.B.I.A.	Aaa	Zero	5/01/12	1,100		830,632
M.B.I.A.	Aaa	Zero	5/01/13	1,000		715,790
Sturgis Pub. Sch. Dist., Sch. Bldg. & Site, G.O.	Aa1	5.50	5/01/14	670		744,873
Wyandotte Elec. Rev., G.O., M.B.I.A.	Aaa	6.25	10/01/08	1,645		1,782,144

						15,397,331

Minnesota 0.8%
Minnesota Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge., Ser. I, A.M.T.	Aa1	5.80	1/01/19	4,080		4,286,448

Missouri 0.8%
Missouri St. Hsg. Dev. Comm. Mtge. Rev., Sngl. Fam. Homeowner Ln., Ser. A, A.M.T., G.N.M.A., F.N.M.A.	AAA(d)	7.20	9/01/26	495		497,831
St. Louis Arpt. Rev., Arpt. Dev. Prog., Ser. A, M.B.I.A.	Aaa	5.625	7/01/19	3,500		3,926,895

						4,424,726

Nevada 1.2%
Clark Cnty. Ind. Dev. Rev., Nevada Pwr. Co. Proj., Ser. A,	B-(d)	5.60	10/01/30	4,735		4,514,538
Henderson, Wtr. & Swr., Ser. A, G.O., F.G.I.C.	Aaa	5.25	9/01/15	2,000		2,161,560

						6,676,098

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New Hampshire 1.0%
Manchester Hsg. & Redev. Auth. Rev., Ser. B, C.A.B.S., A.C.A.	Baa3	Zero	1/01/24	$4,740	$1,567,376
New Hampshire Higher Ed. & Hlth. Facs. Auth. Rev., New Hampshire Coll.	BBB-(d)	6.30%	1/01/16	500	513,145
New Hampshire Hlth. & Ed. Facs. Auth. Rev., Coll. Issue	BBB-(d)	7.50	1/01/31	3,000	3,241,860

					5,322,381

New Jersey 3.5%
Casino Reinvestment Dev. Auth., Room Fee., A.M.B.A.C.	Aaa	5.25	1/01/24	1,600	1,752,352
New Jersey Econ. Dev. Auth. Rev., Cigarette Tax	Baa2	5.625	6/15/19	1,250	1,322,288
Cigarette Tax	Baa2	5.75	6/15/34	750	779,805
New Jersey Hlth. Care Facs. Fin. Auth. Rev.,
Atlantic City Med. Ctr.	A2	6.25	7/01/17	2,175	2,465,297
Raritan Bay Med. Ctr. Issue	NR	7.25	7/01/27	2,000	2,098,600
South Jersey Hosp.	Baa1	6.00	7/01/26	1,565	1,673,486
South Jersey Hosp.	Baa1	6.00	7/01/32	1,000	1,061,590
St. Peter’s Univ. Hosp., Ser. A	Baa1	6.875	7/01/30	2,000	2,218,380
New Jersey St. Tpke. Auth. Tpke. Rev., Growth & Income Sec., Ser. B, A.M.B.A.C.	Aaa	Zero	1/01/35	3,000	1,825,320
Newark Hsg. Auth., Port Auth., Newark Marine Terminal, M.B.I.A.	Aaa	5.00	1/01/34	3,000	3,080,940
Tobacco Settlement Fin. Corp.,
Asset Bkd.	Baa3	6.00	6/01/37	400	362,632
Bonds	Baa3	6.25	6/01/43	1,000	930,350

					19,571,040

New Mexico 1.7%
New Mexico Mtge. Fin. Auth. Rev.,
Sngl. Fam. Mgte., Ser. B, G.N.M.A., F.N.M.A., F.H.L.M.C., A.M.T.	AAA(d)	3.50	7/01/35	5,000	5,191,600
Sngl. Fam. Mtge., Ser. C-2, G.N.M.A., F.N.M.A., A.M.T.	AAA(d)	6.15	3/01/32	1,685	1,756,646

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	17

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

New Mexico Mtge. Fin. Auth., Sngl. Fam. Mtg. Prog., Ser. E, A.M.T., G.N.M.A., F.N.M.A., F.H.L.M.C.	AAA(d)	3.50%	7/01/35	$2,500		$2,675,350

						9,623,596

New York 15.7%
Erie Cnty. Ind. Dev. Agy. Sch. Fac. Rev.,
City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/19	1,250		1,426,112
City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/23	3,030		3,456,897
City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/24	6,765		7,537,631
Metro. Trans. Auth. Rev., Ser. A, A.M.B.A.C.	Aaa	5.50	11/15/18	4,000		4,491,440
New York City Transitional Fin. Auth. Rev.,
Balance, Future Tax Sec’d., Ser. A	Aa2	5.75	2/15/17	3,445		3,863,568
Future Tax Sec’d., Ser. A	Aa2	5.75	2/15/10	1,555	(b)	1,789,929
Future Tax Sec’d., Ser. C	Aa2	5.50	11/01/20	4,000		4,413,000
Ser. C	Aa2	5.50	2/15/16	2,500		2,782,350
New York City, G.O.,
Ser. B	A2	8.25	6/01/06	1,500		1,626,255
Ser. B	A2	7.25	8/15/07	3,500		3,906,805
Ser. D	A2	7.65	2/01/07	45		45,191
Ser. G	A2	5.00	12/01/33	1,000		1,013,230
New York St. Dorm. Auth. Rev.,
Ref. Sec’d Hosp. Catskill Reg., F.G.I.C.	Aaa	5.25	2/15/17	2,160		2,396,131
Ref. Sec’d Hosp. Catskill Reg., F.G.I.C.	Aaa	5.25	2/15/18	2,300		2,543,340
New York St. Engy. Resh. & Dev. Auth. Poll. Ctrl. Rev., Cent. Hudson Gas Elec., Ser. A,
A.M.T., A.M.B.A.C.	Aaa	3.00	12/01/08	3,000		2,984,790
New York St. Environ. Facs. Corp. Poll. Ctrl. Rev.,
St. Wtr. Revolv. Fdg., Ser. C	Aaa	5.80	1/15/14	20		21,145
St. Wtr. Revolv. Fdg., Ser. C	Aaa	5.80	1/15/14	1,260		1,329,338
New York St. Mun. Brd. Bank Agcy. Spl. Sch. Purp. Rev., Ser. C	A+(d)	5.25	12/01/22	3,595		3,847,010
New York St. Mun. Brd. Bank Agcy. Spl. Sch., Ser. C	A+(d)	5.25	6/01/22	3,200		3,424,320

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Suffolk Cnty. Ind. Dev. Agcy. Civic Facs. Rev., Ser. B,	NR	7.625%	1/01/30	$1,000		$1,014,790
Tobacco Settlement Fin. Corp.,
Asset Bkd., Ser. A-1	A2	5.50	6/01/14	4,125		4,487,959
Asset Bkd., Ser. A-1	A2	5.50	6/01/16	3,000		3,265,830
Asset Bkd., Ser. A-1	A2	5.50	6/01/18	3,000		3,310,530
Asset Bkd., Ser. A-1	A2	5.50	6/01/19	5,000		5,538,850
Ser. C-1	A2	5.50	6/01/14	3,000		3,270,390
Ser. C-1	A2	5.50	6/01/15	4,500		4,921,875
United Nations Dev. Corp. Rev.,
Ser. A	A3	5.25	7/01/12	1,665		1,765,333
Ser. A	A3	5.25	7/01/15	1,730		1,825,098
Ser. A	A3	5.25	7/01/17	2,000		2,107,020
Ser. A	A3	5.25	7/01/21	1,370		1,445,309
Ser. A	A3	5.25	7/01/25	1,000		1,055,260

						86,906,726

North Carolina 2.7%
Charlotte Arpt. Rev., Ser. B, A.M.T., M.B.I.A.	Aaa	6.00	7/01/24	1,000		1,105,210
Charlotte Storm Wtr. Fee Rev.,	Aa2	6.00	6/01/10	500	(b)	580,790
No. Carolina Eastern Mun. Pwr. Agcy.,
Pwr. Sys. Rev., A.M.B.A.C.	Aaa	6.00	1/01/18	1,000		1,195,590
Pwr. Sys. Rev., Ser. A	AAA	6.00	1/01/22	650	(b)	798,324
Pwr. Sys. Rev., Ser. A, E.T.M.	AAA	6.50	1/01/18	2,635		3,340,837
Pwr. Sys. Rev., Ser. A, E.T.M.	Baa2	6.40	1/01/21	1,000		1,244,600
Pwr. Sys. Rev., Ser. A, M.B.I.A.	Baa2	6.50	1/01/18	1,005		1,248,501
No. Carolina Hsg. Fin. Agcy., Home Ownership, Ser. 6 A, A.M.T.	Aa2	6.20	1/01/29	790		822,880
No. Carolina Mun. Pwr. Agcy., No. 1 Catawba Elec. Rev., M.B.I.A.	Aaa	6.00	1/01/10	1,250		1,425,413
Piedmont Triad Arpt. Auth. Rev., Ser. B, A.M.T., F.S.A.	Aaa	6.00	7/01/21	1,000		1,107,410
Pitt Cnty. Rev., Mem. Hosp., E.T.M.	AAA	5.25	12/01/21	1,000		1,058,420
Raleigh Comb. Enterprise Sys. Rev.	Aa1	5.00	3/01/21	1,000		1,071,300

						14,999,275

North Dakota 2.0%
Mercer Cnty. Poll. Ctrl. Rev., Antelope Valley Station, A.M.B.A.C.	Aaa	7.20	6/30/13	9,000		10,968,210

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	19

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Ohio 5.1%
Brecksville Broadview Heights City Sch. Dist., F.G.I.C.	Aaa	6.50%	12/01/16	$1,000		$1,094,820
Cleveland,
G.O., M.B.I.A.	Aaa	5.75	8/01/14	1,000		1,172,740
G.O., M.B.I.A.	Aaa	5.75	8/01/15	1,000		1,179,870
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., A.M.T., F.H.A.	NR	7.625	1/01/15	1,690	(b)	2,132,087
Cuyahoga Cnty. Hosp. Facs. Rev., Canton Inc. Proj.	Baa2	7.50	1/01/30	5,000		5,639,150
Dayton, G.O., M.B.I.A.	Aaa	7.00	12/01/07	480		541,061
Dover Mun. Elec. Sys. Rev., F.G.I.C.	Aaa	5.95	12/01/14	1,000		1,043,060
Greene Cnty. Wtr. Sys. Rev., Ser. A, F.G.I.C.	Aaa	6.125	12/01/21	1,000	(b)	1,125,380
Hamilton Cnty. Sales Tax Rev., Sub. C.A.B.S., Ser. B, A.M.B.A.C.	Aaa	Zero	12/01/20	2,000		963,720
Hilliard Sch. Dist. C.A.B.S. Sch. Impvt., F.G.I.C.	Aaa	Zero	12/01/19	1,720		879,677
Lucas Cnty. Hlth. Care Fac. Rev., Ref. Presbyterian Svcs., Ser. A	NR	6.625	7/01/14	1,750		1,838,970
Rfdg. Impvt., Sunset Ret., Ser. A	NR	6.625	8/15/30	1,000		1,051,360
Montgomery Cnty. Swr. Sys. Rev., Greater Moraine, Beaver Creek, F.G.I.C.	Aaa	Zero	9/01/05	1,000		986,510
Mount Vernon City Sch. Dist., G.O., F.G.I.C.	Aaa	7.50	12/01/14	500		507,185
Newark, Ltd. Tax, G.O., A.M.B.A.C.	Aaa	Zero	12/01/06	805		769,934
Ohio Hsg. Fin. Agcy. Mtge. Rev., Res. Con. Opt., Ser. C-1, A.M.T., G.N.M.A.	Aaa	6.05	3/01/32	330		346,061
Ohio St. Bldg. Auth., St. Corr. Facs., Ser. A	Aa2	6.00	10/01/08	615		689,925
Ohio St. Higher Edl. Fac. Comn. Rev., Case Western Resv. Univ., Ser. B	A1	6.50	10/01/20	750		932,130
Ohio St. Solid Wste. Rev., CSC Ltd. Proj., A.M.T.	NR	Zero	8/01/22	500	(f)	0
Ohio St. Univ. Gen. Rcpts., Ser. A	Aa2	6.00	12/01/16	1,000		1,139,380

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Ohio St. Wtr. Dev. Auth. Rev. Wtr. Dev.—Fresh Wtr. Ser.	Aa1	5.125%	12/01/18	$3,000		$3,227,520
Richland Cnty Hosp. Facs. Rev., Medcentral Hlth. Sys., Ser. B	A-(d)	6.375	11/15/22	1,000		1,086,730

						28,347,270

Oklahoma 1.1%
Oklahoma St. Tpke. Auth. Tpke. Rev., Second Sr., Ser. B, F.G.I.C.	Aaa	5.00	1/01/16	5,900		6,318,664

Pennsylvania 0.8%
Clarion Cnty. Hosp. Auth. Rev., Clarion Hosp. Proj.	BBB-(d)	5.60	7/01/10	685		697,789
Monroe Cnty. Hosp. Auth. Rev., Hosp., Pocono Med. Ctr.,	BBB+(d)	6.00	1/01/43	1,750		1,814,855
Westmoreland Cnty. Ind. Dev. Auth. Rev., Valley Landfill Proj., A.M.T.	BBB(d)	5.10	5/01/09	2,000		2,102,880

						4,615,524

Puerto Rico 0.9%
Puerto Rico Comnwlth.,
PA625, R.I.T.E.S., A.M.B.A.C., T.C.R.S.	NR	7.00	7/01/10	500	(e)	705,930
PA642B, R.I.T.E.S., M.B.I.A.	NR	5.75	7/01/12	1,000	(e)	1,331,880
Puerto Rico Comwlth. Hwy. & Trans. Auth. Trans. Rev., Ser. G, F.G.I.C.	Aaa	5.25	7/01/18	2,250		2,494,013
Puerto Rico Pub. Bldgs. Auth., Gtd. Pub. Ed. & Hlth. Facs. Rev., Ser. J, A.M.T., C.A.B.S., E.T.M.	Baa1	Zero	7/01/06	275		265,727

						4,797,550

Rhode Island 0.3%
Tobacco Settlement Fin. Corp., Asset Bkd., Ser. A	Baa3	6.125	6/01/32	2,000		1,880,180

South Carolina 2.4%
Berkeley Cnty. Wtr. & Swr. Rev. Sys.,
M.B.I.A.	Aaa	5.00	6/01/14	1,250		1,378,162
M.B.I.A.	Aaa	5.25	6/01/16	1,000		1,108,790

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	21

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Charleston Waterworks & Swr. Rev., E.T.M.	Aaa	10.375%	1/01/10	$6,040		$7,217,196
South Carolina Jobs Econ. Dev. Auth. Hosp. Facs Rev., Ref. & Impvt., Palmetto Hlth., Ser. C	Baa2	6.875	8/01/27	3,000		3,345,960

						13,050,108

Tennessee 2.3%
Bristol Hlth. & Edl. Fac. Rev., Bristol Mem. Hosp., F.G.I.C.	Aaa	6.75	9/01/10	5,000	(e)	5,918,650
Shelby Cnty. Hlth. Edl. & Hsg. Fac. Brd. Hosp. Rev.,
Methodist Hlth. Care	A3	6.50	9/01/26	560	(b)	673,747
Methodist Hlth. Care, E.T.M.	A3	6.50	9/01/26	940		1,134,167
Sullivan Cnty. Hlth. Ed. & Hsg. Fac. Brd. Rev., Wellmont Hlth. Sys. Proj.	BBB+(d)	6.25	9/01/32	1,000		1,047,760
Tennessee Hsg. Dev. Agy. Rev., Homeownership PG, A.M.T.	Aa2	5.00	7/01/34	4,000		4,191,560

						12,965,884

Texas 5.8%
Brazos River Auth. Poll. Ctrl. Rev.,
TXU Energy Co. LLC Proj., Ser. C, A.M.T.	Baa2	6.75	10/01/38	1,255		1,369,092
TXU Energy Co. LLC Proj., Ser. D	Baa2	5.40	10/01/14	1,000		1,061,810
Brazos River Auth. Rev., Houston Inds. Inc. Proj. B, A.M.B.A.C.	Aaa	5.125	11/01/20	3,500		3,749,725
Cash Spl. Util. Dist. Rev., Rfdg. Rev. & Impvt., M.B.I.A.	Aaa	5.25	9/01/22	1,765		1,922,615
Harris Cnty. Rev., Toll Rd., Ser. B-1	Aaa	5.00	8/15/16	2,500		2,733,450
Houston Util. Sys. Rev., Ser. A, F.S.A.	Aaa	5.25	5/15/21	9,000		9,798,210
Lower Co. River Auth. Transmission Contract Rev., LCRA Trans. Svcs. Corp. Proj., Ser. C, A.M.B.A.C.	Aaa	5.25	5/15/25	2,250		2,407,005
Matagorda Cnty. Nav. Dist. No. 1, Rev., Coll. Centerpoint Engy. Proj.	Baa2	5.60	3/01/14	2,000		2,063,520
Panhandle Reg. Hsg. Fin. Corp. Rev., Multi-Family Hsg., Ser. A	Baa1	6.75	3/01/31	3,000		3,106,230

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Sabine River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. B	Baa2	6.15%	8/01/22	$1,000		$1,106,250
Texas St. Pub. Fin. Auth. Rev., Southern Univ. Fin. Sys., M.B.I.A.	Aaa	5.50	11/01/18	2,240		2,494,800

						31,812,707

U. S. Virgin Islands 0.3%
Virgin Islands Pub. Fin. Auth., Sr. Lien Matching Fd. Loan Note A	BBB(d)	5.25	10/01/21	1,500		1,589,115

Virginia 2.0%
Gloucester Cnty. Ind. Dev., Auth. Solid Wste. Disp. Rev., Wste. Mgmt. Svcs., Ser. A, A.M.T.	BBB(d)	5.125	9/01/38	2,300		2,417,921
Henrico Cnty. Econ. Dev. Auth. Rev., Bon Secours Hlth. Sys. Inc., Ser. A	A3	5.60	11/15/30	850		890,060
Richmond Va Met Auth. Expy., Rev., Ref., F.G.I.C.	Aaa	5.25	7/15/17	5,775		6,485,556
Sussex Cnty. Ind., Dev. Auth., Solid Wste., Disp. Rev., Atlantic Wste. Ser. A, A.M.T.	BBB(d)	5.125	6/01/28	1,400		1,471,778

						11,265,315

Washington 5.4%
Cowlitz Cnty. Sch. Dist. No. 122, Longview, G.O., F.S.A.	Aaa	5.50	12/01/19	3,500		3,917,690
Energy Northwest Elec. Rev., Columbia Generating, Ser. B, A.M.B.A.C.	Aaa	6.00	7/01/18	4,000		4,617,560
Proj. No. 1, Ser. B, M.B.I.A.	Aaa	6.00	7/01/17	3,000		3,463,170
Proj. No. 3, Ser. A, F.S.A.	Aaa	5.50	7/01/18	4,010		4,459,561
King Cnty., G.O., Ser. B	Aa1	5.85	12/01/07	6,770	(b)	7,567,912
Skagit Cnty. Cons. Sch. Dist., G.O., No. 320, Mount Vernon, M.B.I.A.	Aaa	5.50	12/01/18	3,255		3,647,521
Tobacco Settlement Auth. Tobacco Settlement Rev., Asset Bkd.	Baa3	6.50	6/01/26	1,990		1,992,408

						29,665,822

West Virginia 0.4%
West Virginia St. Hosp. Fin. Auth., Oak Hill Hosp. Rev., Ser. B	A2	6.75	9/01/10	2,000	(b)	2,398,360

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	23

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description (a)	Moody’s Rating	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Wisconsin 0.9%
Badger Tobacco Asset Securitization Corp., Asset Bkd.	Baa3	6.125%	6/01/27	$2,935		$2,925,960
Wisconsin St. Hlth. & Edl. Facs. Auth. Rev., Marshfield Clinic, Ser. B	BBB+(d)	6.00	2/15/25	2,000		2,081,780

						5,007,740
Total long-term investments (cost $ 502,156,318)						531,574,321

SHORT-TERM INVESTMENTS 3.1%

Delaware 1.7%
Delaware St. Econ. Dev. Auth. Rev., Delmarva Pwr. & Lt. Co. Proj., A.M.T., F.R.D.D.(h)	VMIG2	2.47	1/03/05	6,400		6,400,000
Gas Facs., Delmarva Pwr. & Lt., A.M.T., F.R.D.D.(h)	VMIG2	2.47	1/03/05	3,400		3,400,000

						9,800,000

Florida 0.4%
Lakeland Elec. & Wtr. Rev., First Lien, Ser. B, F.S.A.	Aaa	6.55	10/01/05	2,000		2,066,960

Louisiana 0.4%
West Baton Rouge Parish LA. Dist. No3 Dow Chemical Co. Prj. Rev., Ser A. A.M.T., F.R.D.D.(h)	P-2	2.33	1/03/05	300		300,000
West Baton Rouge Parish LA. Dist. No3. Rev., Dow Chemical Co. Rev., A.M.T., F.R.D.D.(h)	P-2	2.33	1/03/05	2,000		2,000,000

						2,300,000

Michigan 0.3%
Michigan St. Hosp. Fin. Auth. Rev.,
Genesys Hlth. Sys., Ser. A	AAA(d)	7.50	10/01/05	500	(b)	520,115
Genesys Hlth. Sys., Ser. A	AAA(d)	8.125	10/01/05	1,000	(b)	1,064,380

						1,584,495

Ohio 0.3%
Cuyahoga Cnty. Hosp. Rev., Meridia Hlth. Sys.	A1	6.25	8/15/05	1,500	(b)	1,568,580

See Notes to Financial Statements.

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Description (a)	Value (Note 1)

Total short-term investments (cost $17,038,546)	$17,320,035

Total Investments 99.2% (cost $519,194,864; Note 5)	548,894,356
Other assets in excess of liabilities 0.8%	4,331,721

Net Assets 100.0%	$553,226,077

(a)	The following abbreviations are used in the portfolio descriptions:

A.C.A.—American Capital Access

A.M.B.A.C.—American Municipal Bond Assurance Corporation

A. M. T.—Alternative Minimum Tax

C.A.B.S.—Capital Appreciation Bonds

C.O P.—Certificate of Participation

E.T.M.—Escrowed to Maturity

F.G.I.C.—Financial Guaranty Insurance Company

F.H.A.—Federal Housing Administration

F.H.L.M.C.—Federal Home Loan Mortgage Corporation

F.N.M.A.—Federal National Mortgage Association

F.R.D.D.—Floating Rate (Daily) Demand

F.S.A.—Financial Security Assurance

G.N.M.A.—Government National Mortgage Association

G.O.—General Obligation

LLC—Limited Liability Company

M.B.I.A.—Municipal Bond Insurance Corporation

T.C.R.S.—Transferable Custodial Receipts

R.I.T.E.S.—Residual Interest Tax Exempt Securities Receipts

X.L.C.A.—X.L. Capital Assurance

(b)	Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate in effect at December 31, 2004.
(d)	Standard & Poor’s rating.
(e)	All or portion of security segregated as collateral for financial futures contracts.
(f)	Represent issuer in default on interest payments; non-income producing security.
(g)	Fair valued security.
(h)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at a par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2004.

NR—Not Rated by Moody’s or Standard & Poor’s.

The Fund’s current Prospectus contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	25

Portfolio of Investments

as of December 31, 2004 Cont’d.

The Industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

General Obligation	14.4%
Healthcare	13.5
Lease Backed Certificate of Participation	9.5
Corporate Backed IDB & PCR	7.3
Water & Sewer	6.1
Transportation	8.5
Power	7.4
Housing	6.7
Special Tax/Assessment District	7.5
Education	6.2
Tobacco	6.4
Solid Waste/Resource Recovery	1.5
Other	2.9
Pooled Financing	1.3

Total Investments	99.2
Other assets in excess of liabilities	0.8

Net Assets	100.0%

See Notes to Financial Statements.

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Financial Statements

December 31, 2004	ANNUAL REPORT

Dryden National Municipals Fund, Inc.

Statement of Assets and Liabilities

as of December 31, 2004

Assets
Investments, at value (Cost $519,194,864)	$548,894,356
Cash	108,336
Interest receivable	8,163,595
Receivable for Fund shares sold	177,658
Prepaid expenses	10,600

Total assets	557,354,545

Liabilities
Payable for investments purchased	2,303,080
Payable for Fund shares reacquired	868,313
Dividends payable	291,155
Management fee payable	226,836
Due to broker-variation margin	167,313
Distribution fee payable	125,915
Accrued expenses	107,001
Deferred directors’ fees	38,855

Total liabilities	4,128,468

Net Assets	$553,226,077

Net assets were comprised of:
Common stock, at par	$361,150
Paid-in capital in excess of par	522,412,401

522,773,551
Undistributed net investment income	406,658
Accumulated net realized gain on investments	542,600
Net unrealized appreciation on investments	29,503,268

Net assets, December 31, 2004	$553,226,077

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($508,667,018 ÷ 33,212,681 shares of common stock issued and outstanding)	$15.32
Maximum sales charge (4% of offering price)	0.64

Maximum offering price to public	$15.96

Class B
Net asset value, offering price and redemption price per share ($36,284,663 ÷ 2,362,610 shares of common stock issued and outstanding)	$15.36

Class C
Net asset value, offering price and redemption price per share ($4,261,595 ÷ 277,488 shares of common stock issued and outstanding)	$15.36

Class Z
Net asset value, offering price and redemption price per share ($4,012,801 ÷ 262,175 shares of common stock issued and outstanding)	$15.31

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	29

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Income
Interest	$26,903,314

Expenses
Management fee	2,767,941
Distribution fee—Class A	1,314,003
Distribution fee—Class B	195,693
Distribution fee—Class C	34,707
Transfer agent’s fees and expenses	320,000
Custodian’s fees and expenses	179,000
Reports to shareholders	78,000
Registration fees	44,000
Legal fees and expenses	43,000
Audit fee	26,000
Directors’ fees	20,000
Miscellaneous	29,583

Net expenses	5,051,927

Net investment income	21,851,387

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	2,371,697
Financial futures transactions	(1,167,990)
Interest rate swap	215,414

1,419,121

Net change in unrealized depreciation on:
Investments	(803,639)
Financial futures contracts	(230,537)

(1,034,176)

Net gain on investments	384,945

Net Increase In Net Assets Resulting From Operations	$22,236,332

See Notes to Financial Statements.

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Statement of Changes in Net Assets

Year Ended December 31, 2004

	Year Ended December 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$21,851,387	$26,302,309
Net realized gain on investments	1,419,121	17,121,170
Net change in unrealized depreciation on investments	(1,034,176)	(15,330,607)

Net increase in net assets resulting from operations	22,236,332	28,092,872

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(20,194,829)	(24,277,037)
Class B	(1,405,277)	(1,807,328)
Class C	(154,500)	(217,673)
Class Z	(166,467)	(200,339)

	(21,921,073)	(26,502,377)

Distributions from net realized gains
Class A	(7,569,892)	(12,312,948)
Class B	(572,854)	(960,586)
Class C	(63,998)	(118,349)
Class Z	(59,064)	(97,858)

	(8,265,808)	(13,489,741)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	16,199,361	39,864,688
Net asset value of shares issued in reinvestment of dividends and distributions	19,342,938	25,419,257
Cost of shares reacquired	(75,554,314)	(106,171,423)

Decrease in net assets from Fund share transactions	(40,012,015)	(40,887,478)

Total decrease	(47,962,564)	(52,786,724)

Net Assets
Beginning of year	601,188,641	653,975,365

End of year	$553,226,077	$601,188,641

(a) Includes undistributed net investment income of:	$406,658	—

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	31

Notes to Financial Statements

Dryden National Municipals Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

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Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Inverse Floaters: The Fund invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to interest rates of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Interest Rate Swaps: The Fund may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Net interest payments/receipts are included in interest income in the Statement of Operations.

During the term of the swap, changes in the value of the swap are recorded as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

The Fund is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily

Dryden National Municipals Fund, Inc.	33

Notes to Financial Statements

Cont’d.

basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Written Options, financial future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on investment from sales of portfolio securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to a respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted

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accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund’s average daily net assets in excess of $1.5 billion. The effective management fee rate was .45 of 1% for the year ended December 31, 2004.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Dryden National Municipals Fund, Inc.	35

Notes to Financial Statements

Cont’d.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2004, PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it received approximately $123,900 and $100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2004. From these fees, PIMS paid a substantial portion of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PlMS has advised the Fund that for the year ended December 31, 2004, it received approximately $60,800 and $2,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from January 1, 2004 through April 30, 2004 the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2004.

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended December 31, 2004, the Fund incurred fees of approximately $272,000 for the services of PMFS. As of December 31, 2004, approximately $22,000 of such fees were due to PMFS and is included in accrued expenses. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $16,100 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) was approximately $13,900 for the year ended December 31, 2004. As of December 31, 2004 approximately $1,100 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 2004, aggregated $272,752,266 and $319,436,148 respectively.

During the year ended December 31, 2004, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2004 are as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Depreciation
	Short Position:
212	U.S. Treasury 10-yr Notes	Mar ’05	$23,632,523	$23,730,750	$(98,227)
148	U.S. Treasury Bonds	Mar ’05	16,552,003	16,650,000	(97,997)

					$(196,224)

Note 5. Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended December 31, 2004, the

Dryden National Municipals Fund, Inc.	37

Notes to Financial Statements

Cont’d.

adjustments were to decrease accumulated net realized gain on investments by $79,517, increase undistributed net investment income by $476,344 and decrease paid-in-capital in excess of par by $396,827, due to the difference in the treatment of accreting market discount, amortizing premium and other book to tax differences for financial and tax reporting purposes. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended December 31, 2004 and 2003, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $21,821,051 and $26,239,763 of tax-exempt income, $1,144,952 and $4,198,327 of ordinary income, and $7,220,878 and $9,554,028 of long-term capital gains, respectively.

As of December 31, 2004, the components of distributable earnings on a tax basis were $406,659 and $9,494 of tax-exempt income and long-term capital gains, respectively.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Total Net Unrealized Appreciation
$518,857,983	$31,296,560	$1,260,187	$30,036,373

The differences between book and tax basis are primarily attributable to differences in the treatment of premium amortization and of accreting market discount for book and tax purposes.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Prior to March 15, 2004, Class A shares were sold with a front-end sales charge of up to 3%. Class A shares purchased on or after March 15, 2004 are subject to a maximum front-end sales charge of 4%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are

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not subject to a front-end sales charge and the contingent deferred sales charge (CDSC) for Class C shares is 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2004:
Shares sold	706,362	$10,790,728
Shares issued in reinvestment of dividends and distributions	1,175,602	17,850,831
Shares reacquired	(4,359,484)	(66,581,409)

Net increase (decrease) in shares outstanding before conversion	(2,477,520)	(37,939,850)
Shares issued upon conversion from Class B	283,128	4,334,483

Net increase (decrease) in shares outstanding	(2,194,392)	$(33,605,367)

Year ended December 31, 2003:
Shares sold	1,939,392	$30,259,674
Shares issued in reinvestment of dividends and distributions	1,489,785	23,336,684
Shares reacquired	(6,048,216)	(94,706,403)

Net increase (decrease) in shares outstanding before conversion	(2,619,039)	(41,110,045)
Shares issued upon conversion from Class B	356,912	5,659,375

Net increase (decrease) in shares outstanding	(2,262,127)	$(35,450,670)

Class B
Year ended December 31, 2004:
Shares sold	214,498	$3,299,317
Shares issued in reinvestment of dividends and distributions	76,626	1,166,019
Shares reacquired	(362,049)	(5,537,580)

Net increase (decrease) in shares outstanding before conversion	(70,925)	(1,072,244)
Shares redeemed upon conversion into Class A	(282,390)	(4,334,483)

Net increase (decrease) in shares outstanding	(353,315)	$(5,406,727)

Year ended December 31, 2003:
Shares sold	339,315	$5,350,156
Shares issued in reinvestment of dividends and distributions	104,314	1,639,271
Shares reacquired	(373,737)	(5,873,403)

Net increase (decrease) in shares outstanding before conversion	69,892	1,116,024
Shares redeemed upon conversion into Class A	(355,943)	(5,659,375)

Net increase (decrease) in shares outstanding	(286,051)	$(4,543,351)

Dryden National Municipals Fund, Inc.	39

Notes to Financial Statements

Cont’d.

Class C	Shares	Amount
Year ended December 31, 2004:
Shares sold	35,475	$543,479
Shares issued in reinvestment of dividends and distributions	10,249	155,986
Shares reacquired	(99,991)	(1,542,622)

Net increase (decrease) in shares outstanding	(54,267)	$(843,157)

Year ended December 31, 2003:
Shares sold	82,635	$1,300,395
Shares issued in reinvestment of dividends and distributions	14,913	234,416
Shares reacquired	(150,827)	(2,366,307)

Net increase (decrease) in shares outstanding	(53,279)	$(831,496)

Class Z
Year ended December 31, 2004:
Shares sold	103,064	$1,565,837
Shares issued in reinvestment of dividends and distributions	11,294	170,102
Shares reacquired	(124,330)	(1,892,703)

Net increase (decrease) in shares outstanding	(9,972)	$(156,764)

Year ended December 31, 2003:
Shares sold	187,922	$2,954,463
Shares issued in reinvestment of dividends and distributions	13,327	208,886
Shares reacquired	(206,322)	(3,225,310)

Net increase (decrease) in shares outstanding	(5,073)	$(61,961)

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Financial Statements

DECEMBER 31, 2004	ANNUAL REPORT

Dryden National Municipals Fund, Inc.

Financial Highlights

Class A
Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.52

Income from investment operations
Net investment income	.59
Net realized and unrealized gain (loss) on investment transactions	.02

Total from investment operations	.61

Less distributions
Dividends from net investment income	(.59)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.22)

Total distributions	(.81)

Net asset value, end of year	$15.32

Total Return(a):	4.11%
Ratios/Supplemental Data:
Net assets, end of year (000)	$508,667
Average net assets (000)	$525,601
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.86%
Expenses, excluding distribution and service (12b-1) fees	.61%
Net investment income	3.83%
For Class A, B, C and Z shares:
Portfolio turnover rate	49%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2003	2002	2001	2000

$15.82	$15.32	$15.59	$14.72

.67	.75	.75	.76
.05	.64	(.13)	.88

.72	1.39	.62	1.64

(.67)	(.73)	(.76)	(.76)
—	—	—	(.01)
(.35)	(.16)	(.13)	—

(1.02)	(.89)	(.89)	(.77)

$15.52	$15.82	$15.32	$15.59

4.63%	9.27%	3.95%	11.45%

$549,537	$595,874	$579,335	$609,245
$570,837	$584,236	$599,337	$487,811

.87%	.87%	.89%	.88%
.62%	.62%	.64%	.63%
4.22%	4.68%	4.76%	5.09%

157%	97%	66%	122%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	43

Financial Highlights

Cont’d.

Class B
Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.56

Income from investment operations
Net investment income	.55
Net realized and unrealized gain (loss) on investment transactions	.02

Total from investment operations	.57

Less distributions
Dividends from net investment income	(.55)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.22)

Total distributions	(.77)

Net asset value, end of year	$15.36

Total Return(a):	3.85%
Ratios/Supplemental Data:
Net assets, end of year (000)	$36,285
Average net assets (000)	$39,139
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.11%
Expenses, excluding distribution and service (12b-1) fees	.61%
Net investment income	3.58%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2003	2002	2001	2000

$15.86	$15.36	$15.63	$14.75

.63	.71	.71	.73
.05	.64	(.13)	.89

.68	1.35	.58	1.62

(.63)	(.69)	(.72)	(.73)
—	—	—	(.01)
(.35)	(.16)	(.13)	—

(.98)	(.85)	(.85)	(.74)

$15.56	$15.86	$15.36	$15.63

4.37%	8.99%	3.70%	11.23%

$42,267	$47,612	$48,972	$59,260
$45,147	$49,097	$54,043	$73,531

1.12%	1.12%	1.14%	1.13%
.62%	.62%	.64%	.63%
3.97%	4.43%	4.52%	4.85%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	45

Financial Highlights

Cont’d.

Class C
Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.56

Income from investment operations
Net investment income	.51
Net realized and unrealized gain (loss) on investment transactions	.02

Total from investment operations	.53

Less distributions
Dividends from net investment income	(.51)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.22)

Total distributions	(.73)

Net asset value, end of year	$15.36

Total Return(a):	3.59%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,261
Average net assets (000)	$4,628
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.36%
Expenses, excluding distribution and service (12b-1) fees	.61%
Net investment income	3.33%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2003	2002	2001	2000

$15.86	$15.36	$15.63	$14.75

.59	.67	.67	.69
.05	.64	(.13)	.89

.64	1.31	.54	1.58

(.59)	(.65)	(.68)	(.69)
—	—	—	(.01)
(.35)	(.16)	(.13)	—

(.94)	(.81)	(.81)	(.70)

$15.56	$15.86	$15.36	$15.63

4.11%	8.71%	3.45%	10.96%

$5,163	$6,107	$5,183	$3,213
$5,792	$5,709	$4,032	$2,473

1.37%	1.37%	1.39%	1.38%
.62%	.62%	.64%	.63%
3.73%	4.17%	4.28%	4.60%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	47

Financial Highlights

Cont’d.

Class Z
Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.51

Income from investment operations
Net investment income	.63
Net realized and unrealized gain (loss) on investment transactions	.02

Total from investment operations	.65

Less distributions
Dividends from net investment income	(.63)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.22)

Total distributions	(.85)

Net asset value, end of year	$15.31

Total Return(a):	4.37%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,013
Average net assets (000)	$4,064
Ratios to average net assets:
Expenses, including distribution fees	.61%
Expenses, excluding distribution fees	.61%
Net investment income	4.08%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended December 31,
2003	2002	2001	2000

$15.81	$15.32	$15.58	$14.71

.71	.78	.78	.80
.05	.64	(.12)	.88

.76	1.42	.66	1.68

(.71)	(.77)	(.79)	(.80)
—	—	—	(.01)
(.35)	(.16)	(.13)	—

(1.06)	(.93)	(.92)	(.81)

$15.51	$15.81	$15.32	$15.58

4.90%	9.47%	4.26%	11.73%

$4,221	$4,383	$1,924	$1,183
$4,453	$3,314	$1,673	$765

.62%	.62%	.64%	.63%
.62%	.62%	.64%	.63%
4.47%	4.91%	5.05%	5.34%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	49

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden National Municipals Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dryden National Municipals Fund, Inc. hereafter referred to as the “Fund”, including the portfolio of investments, as of December 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods presented prior to December 31, 2004, were audited by another independent registered public accounting firm, whose report dated, February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2005

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (December 31, 2004) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year.

During fiscal year ended December 31, 2004, the Series paid aggregate dividends and distributions as follows:

	Dividends and Distributions
	Class A	Class B	Class C	Class Z
Tax-Exempt Income	$0.59	$0.55	$0.51	$0.63
Ordinary Income	0.03	0.03	0.03	0.03
Long-Term Capital Gains	0.19	0.19	0.19	0.19

	$0.81	$0.77	$0.73	$0.85

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deductions.

In January 2005, you will be advised in IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2004.

Dryden National Municipals Fund, Inc.	51

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held.(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held: (4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1995(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen G. Stoneburn (61), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Director since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc., and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 167 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.,

Dryden National Municipals Fund, Inc.	53

Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (47), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of Pl; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain (46), Assistant Secretary since 2004

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51), Acting Anti-Money Laundering Compliance Officer Since 20043

Principal occupations (last 5 years): Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.: formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

(†)	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

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(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden National Municipals Fund, Inc.	55

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	–0.05%	5.77%	5.88% (5.86)	6.22% (6.20)
Class B	–1.09	6.23	5.99 (5.97)	7.58
Class C	2.60	6.12	5.73 (5.71)	5.22 (5.20)
Class Z	4.37	6.90	N/A	5.01

Average Annual Total Returns (Without Sales Charges) as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	4.11%	6.64%	6.32% (6.29)	6.51% (6.49)
Class B	3.85	6.38	5.99 (5.97)	7.58
Class C	3.59	6.12	5.73 (5.71)	5.22 (5.20)
Class Z	4.37	6.90	N/A	5.01

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.0%.

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 4/25/80; Class C, 8/1/94; and Class Z, 1/22/99.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Dryden National Municipals Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1994) and the account values at the end of the current fiscal year (December 31, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower, as indicated in parentheses.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 3.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.00%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden National Municipals Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Deborah A. Docs, Secretary • Maryanne Ryan, Anti-Money Laundering Officer • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden National Municipals Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PRNMX	PBHMX	PNMCX	N/A
CUSIP	262470107	262470206	262470305	262470404

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden National Municipals Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Dryden National Municipals Fund, Inc., Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden National Municipals Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PRNMX	PBHMX	PNMCX	N/A
CUSIP	262470107	262470206	262470305	262470404

MF104E    IFS-A101038    Ed. 02/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal year ended December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $23,500 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended December 31, 2003, so no information for that fiscal year is provided.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Directors adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Fund’s website at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Dryden National Municipals Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Directors

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden National Municipals Fund, Inc., P.O. Box 13964,

Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Dryden National Municipals Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden National Municipals Fund, Inc.

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date February 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date February 23, 2005

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 23, 2005

*	Print the name and title of each signing officer under his or her signature.